Performance Commentary | November 2023

For November 2023, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 4.36% and a net return of 4.33%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of 4.53% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	Its ongoing yield advantage. As of November 30, HIT’s portfolio yield was 6.02% versus 5.08% for the benchmark, offering a yield advantage of 94 bps.

●	The portfolio’s underweight to Treasuries, the worst performing major asset class in the Benchmark on both a total and excess return basis during November. The HIT portfolio had a 3.9% allocation to the sector versus 41.5% in the Bloomberg Aggregate at month end.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s) and FHA/Ginnie Mae construction loan certificates (CLC) tightened by approximately 12 and 6 bps, respectively. The HIT portfolio had an allocation of 24.4% to fixed-rate single-asset Fannie Mae DUS securities and 4.7% to CLCs at the end of the month while the Benchmark had none.

November 2023 Portfolio Commentary

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 36 bps during the month. On November 30, 2023, the portfolio had a 11.7% allocation to REMICS while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	The portfolio’s underweight to corporate bonds, the best performing major sector for the month on both an excess and total return basis, at 205 bps and 598 bps, respectively. The HIT does not invest in corporate bonds, whereas the sector comprised 24.9% of the Benchmark on November 30, 2023.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the second best performing major asset class in the Benchmark on an excess and total return basis. The portfolio was underweight to the sector at month end, with a 13.5% allocation compared to 26.6% in the Bloomberg Aggregate.

●	Performance by FHA/Ginnie Mae permanent loan certificates (PLCs) in the HIT’s portfolio as nominal spreads to Treasuries widened by approximately 3 bps. The HIT portfolio had an allocation of 12.1% to PLCs at the end of the month while there were no such securities in the Bloomberg Aggregate.

●	The portfolio’s short relative duration versus the Benchmark as rates rallied across most of the curve. The 2-, 5-, 7-, 10-, and 30-year rates rate decreased by approximately 41, 59, 59, 60, and 60 bps, respectively.

●	The portfolio’s overweight to the highest credit quality sectors (i.e. AAA- and AA-rated) of the investment grade universe, whose excess returns of 34 and 53 bps were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 94.2% of the HIT portfolio carried a government or GSE guarantee or was rated AA or better, compared to 75.7% for the Bloomberg Aggregate.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

November 2023 Portfolio Commentary

Market Data

November 2023 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	3.47%	0	5.97
Agencies	2.11%	17	3.35
Single family agency MBS (RMBS)	5.21%	133	6.23
Corporates	5.98%	205	6.90
Commercial MBS (CMBS)	3.06%	46	4.38
Asset-backed securities (ABS)	1.71%	23	2.65
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/23	11/30/23	Change
1 Month	5.384%	5.367%	-0.017%
3 Month	5.462%	5.388%	-0.075%
6 Month	5.569%	5.399%	-0.170%
1 Year	5.450%	5.117%	-0.333%
2 Year	5.087%	4.680%	-0.407%
3 Year	4.926%	4.442%	-0.484%
5 Year	4.854%	4.266%	-0.587%
7 Year	4.931%	4.341%	-0.590%
10 Year	4.931%	4.326%	-0.604%
20 Year	5.285%	4.676%	-0.609%
30 Year	5.093%	4.493%	-0.600%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

November 2023 Portfolio Commentary

Portfolio Data On November 30, 2023

Net Assets	$6,305.97 million
Portfolio Effective Duration	5.93 years	Convexity	0.258
Portfolio Average Coupon	3.54%	Maturity	10.59 years
Portfolio Yield to Worst[1]	6.02%	Portfolio Current Yield[1]	4.04%
Number of Holdings	935	Average Price[2]	86.68

Sector Allocations: 3

Multifamily Investments	80.58%	CMBS – Agency Multifamily**	67.57%
Agency Single-Family MBS	13.92%	Agency Single-Family MBS	13.92%
U.S. Treasury	3.85%	U.S. Treasury Notes/Bonds	3.85%
AAA Private-Label CMBS	0.51%	State Housing Permanent Bonds	4.56%
Cash & Short-Term Securities	1.14%	State Housing Construction Bonds	3.18%
		Direct Construction Loans	5.78%
		Cash & Short-Term Securities	1.14%
		**Includes multifamily MBS (60.55%), MF Construction MBS (6.51%), and AAA Private-Label CMBS (0.51%).
Quality Distribution: [3]
U.S. Government or Agency	85.75%
AAA	2.34%
AA	4.99%
A	0.00%
Not Rated	5.78%
Cash	1.14%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.14%	5-5.99 years	12.78%	0 – 1 year	5.07%
0-0.99 years	16.21%	6-6.99 years	14.54%	1 – 2.99 years	6.88%
1-1.99 years	2.75%	7-7.99 years	8.06%	3 – 4.99 years	11.96%
2-2.99 years	2.43%	8-8.99 years	3.00%	5 – 6.99 years	25.87%
3-3.99 years	10.12%	9-9.99 years	1.44%	7 – 9.99 years	34.38%
4-4.99 years	14.25%	Over 10 years	13.28%	10 – 19.99 years	10.61%
				Greater than 20 years	5.24%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

4